Exhibit 99.1

The Men’s Wearhouse, Inc.

News Release	For Immediate Release
MEN’S WEARHOUSE REPORTS
FISCAL 2006 THIRD QUARTER RESULTS
•	Q3 2006 GAAP diluted EPS was $0.58 versus $0.44 last year
•	Company estimates Q4 2006 GAAP and adjusted diluted EPS in a range of $0.72 to $0.76 and $0.68 to $0.72, respectively
•	Company estimates Fiscal 2006 GAAP and adjusted diluted EPS in a range of $2.48 to $2.52 and $2.50 and $2.54, respectively
•	Results and estimates include a number of significant items, refer to attached reconciliation tables
•	Conference call at 5:00 pm eastern today
HOUSTON — November 15, 2006 — The Men’s Wearhouse (NYSE: MW) today announced its consolidated financial results for the third quarter ended October 28, 2006.
THIRD QUARTER RESULTS
Third Quarter Sales Summary — Fiscal 2006

				Comparable Store Sales
	U.S. dollars, in millions		Total Sales	Change %
	Current Year	Prior Year	Change %	Current Year	Prior Year
Total Company	$430.1	$392.7	9.5%
TMW	$282.2	$263.5	7.1%	4.3%	6.3%
K&G	$89.9	$81.2	10.7%	0.2%	7.8%
United States	$376.8	$348.7	8.1%	3.4%	6.6%
Moores (C$)	$59.8	$52.2	14.5%	13.0%	3.1%
Year-To-Date Third Quarter Sales Summary — Fiscal 2006

				Comparable Store Sales
	U.S. dollars, in millions		Total Sales	Change %
	Current Year	Prior Year	Change %	Current Year	Prior Year
Total Company	$1,325.2	$1,227.9	7.9%
TMW	$864.7	$809.8	6.8%	4.3%	6.6%
K&G	$288.2	$270.3	6.6%	0.0%	19.5%
United States	$1,166.8	$1,094.0	6.6%	3.3%	9.4%
Moores (C$)	$178.5	$163.3	9.3%	8.3%	3.5%

Third quarter 2006 operating income was $48.9 million compared to $33.6 million last year, and net income was $31.8 million compared to $24.1 million last year. GAAP diluted earnings per share were $0.58 for the third quarter ended October 28, 2006 compared to $0.44 last year. Adjusted diluted earnings per share for the 2006 fiscal third quarter was $0.60 per share compared to adjusted diluted earnings per share of $0.41 last year. For additional information regarding adjusted diluted earnings per share, please see the table included below as well as the non-GAAP reconciliations provided at the end of this release.
THIRD QUARTER HIGHLIGHTS
•	SALES — Comparable store sales of 3.4% for the company’s United States based stores were in line with the company’s initial guidance range of 2% to 4% and compared to the prior year quarter increase of 6.6%.

•	GROSS MARGIN — Gross margin, as a percentage of sales, increased 291 basis points to 43.10% from 40.19%. The increase in gross margin was driven by year over year improvements in merchandise margins which stem from lower product costs as well as the continued growth of tuxedo rental revenues.

•	SG&A EXPENSES — Selling, general and administrative expenses, as a percentage of sales, increased 34 basis points to 31.76% from 31.42%.

•	SHARES OUTSTANDING — Weighted average diluted shares outstanding decreased 0.1% over prior year third quarter from 54.971 million shares to 54.903 million shares.
ADDITIONAL HIGHLIGHTS
•	CORPORATE APPAREL CONTRACT WINS — TwinHill, Men’s Wearhouse Corporate Apparel division, announced two major multi-year contract awards from US Airways and Northwest Airlines (NWA). Aggregate contract revenues from these awards are estimated at $40 million over the next four years.

•	TwinHill will provide US Airways tailored uniform apparel for over 17,000 full and part time US Airways Flight Attendant and Customer Service employees.

•	Northwest Airlines selected TwinHill to design, manufacture and distribute the new uniform ensembles to over 12,000 NWA Flight Attendant and Customer Service Agents to coincide with the launch of its new Boeing 787 fleet.

George Zimmer, Men’s Wearhouse founder, chairman and chief executive officer, stated, “We are extremely pleased with our quarterly results and are also very pleased to be able to announce major contract wins at TwinHill with two ‘household names’ from Corporate America, each with their programs scheduled to commence in fiscal 2007.”
FOURTH QUARTER 2006 GUIDANCE AND UPDATED FISCAL 2006 OUTLOOK
For the fourth quarter of 2006, the company expects GAAP diluted earnings per share to be in the range of $0.72 to $0.76. Adjusted diluted earnings per share for the fourth quarter are expected to be in the range $0.68 to $0.72. Same store sales increases for the fourth quarter of 2006 are expected to range between 1% and 2% in the U.S. and between 2% and 4% in Canada with an effective tax rate of approximately 36% and fully diluted shares outstanding of 55.3 million.
For the fiscal year ending February 3, 2007 (which is a 53-week year under the retail calendar), the company expects GAAP diluted earnings per share in a range of $2.48 to $2.52. Adjusted diluted earnings per share for the fiscal year are expected to be in a range of $2.50 to $2.54. Same store sales increases for fiscal 2006 in the U.S. are expected to range between 1% and 3% and between 5% and 7% in Canada with an effective tax rate of approximately 36% and fully diluted shares outstanding of 54.9 million.
IMPACT OF SIGNIFICANT ITEMS
In order to aid investors’ understanding of the Company’s results and to improve comparability of financial information from period to period, explanatory non-GAAP reconciliation tables are included at the end of this press release. Summarized earnings per share information from these tables as well as guidance for the fourth quarter of fiscal 2006 and full year follows:
Summary Reconciliation of GAAP diluted EPS to Adjusted diluted EPS

	HISTORICAL RESULTS (1)								GUIDANCE
	Fiscal 2005					Fiscal 2006			Fiscal 2006
	1Q	2Q	3Q	4Q	YR	1Q	2Q	3Q	4Q	YR
GAAP Diluted EPS	0.41	0.43	0.44	0.60	1.88	0.53	0.65	0.58	0.72 - 0.76	2.48 - 2.52

Adjustments (2)
Eddie Rodriguez Costs (3)	0.05	0.06			0.11
Stock Based Compensation Reported in Earnings (4)		0.01	0.01	0.01	0.03	0.02	0.02	0.02	0.02	0.08
53rd Week Impact (5)									(0.06)	(0.06)
Foreign Earnings Repatriation (6)				0.07	0.07
Discrete Tax Items (7)			(0.04)	(0.02)	(0.05)

Net Adjustments	0.05	0.07	(0.02)	0.07	0.17	0.02	0.02	0.02	(0.04)	0.02

Adjusted Diluted EPS	0.46	0.50	0.41	0.67	2.04	0.55	0.67	0.60	0.68 - 0.72	2.50 - 2.54

1.	Due to the effect of rounding, the sum of the individual per share amounts may not equal the total shown.

2.	Net of tax.

3.	The company ceased operating its test of the new retail concept “Eddie Rodriguez” in the second quarter of fiscal 2005.

4.	In fiscal 2005 the company did not grant non-qualified stock options (NQO’s) to key employees, opting instead to issue primarily deferred stock units (DSU’s). In 2006 the company began recognizing stock option expense as it adopted FASB No. 123R. Amounts reported in earnings for 2005 include primarily DSU’s and for 2006 include mostly DSU’s and NQO’s.

5.	Fiscal 2006 will include one additional week (for a total of 53 weeks) as the company reports its fiscal operations on a retail calendar.

6.	The company incurred a one-time tax expense of $3.9 million ($0.07 per share) related to the repatriation of foreign earnings under the provisions of the American Jobs Creation Act.

7.	Adjustments to tax reserves associated with favorable developments on certain outstanding income tax matters.

CONVERTIBLE DEBENTURES CONVERSION TRIGGERED
As a result of the closing sale price of the Company’s common stock exceeding 120% of the conversion price for the Company’s 3.125% Convertible Senior Notes due 2023 for the requisite number of days set forth in the indenture governing such Notes, the Notes may be converted by the holders at their election during the conversion period beginning November 17, 2006 and ending February 22, 2007.
As previously announced, the Company has irrevocably elected to settle the principal amount at issuance of the notes in cash when and if surrendered for conversion.
CONFERENCE CALL AND WEBCAST INFORMATION
At 5:00 p.m. Eastern time today, company management will host a conference call and real time web cast to review the results for the fiscal third quarter 2006.
To access the conference call, dial 303-262-2137. To access the live webcast presentation, visit the Investor Relations section of the company’s website at www.menswearhouse.com. A telephonic replay will be available through November 22nd by calling 303-590-3000 and entering the access code of 11076483#, or a webcast archive will be available free on the website for approximately 90 days.
STORE INFORMATION

	October 28, 2006		October 29, 2005		January 28, 2006
	Number	Sq. Ft.	Number	Sq. Ft.	Number	Sq. Ft.
	of Stores	(000’s)	of Stores	(000’s)	of Stores	(000’s)

Men’s Wearhouse	538	2,979.9	525	2,887.0	526	2,898.4
Moores, Clothing for Men	116	719.1	115	714.8	116	719.8
K&G (A)	89	2,112.2	77	1,829.4	77	1,835.2
Total	743	5,811.2	717	5,431.2	719	5,453.4

(A)	68, 51 and 52 stores, respectively, offering women’s apparel.
Founded in 1973, Men’s Wearhouse is one of North America’s largest specialty retailers of men’s apparel with 743 stores. The stores carry a full selection of designer, brand name and private label suits, sport coats, furnishings and accessories, including tuxedo rentals available in the Men’s Wearhouse and Moores stores.

This press release contains forward-looking information. The forward-looking statements are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be significantly impacted by various factors, including unfavorable local, regional and national economic developments, disruption in retail buying trends due to homeland security concerns, severe weather conditions, aggressive advertising or marketing activities of competitors and other factors described herein and in the company’s annual report on Form 10-K for the year ended January 28, 2006 and subsequent Forms 10-Q.
For additional information on Men’s Wearhouse, please visit the company’s website at www.menswearhouse.com.

CONTACT:	Neill Davis, EVP & CFO, Men’s Wearhouse (713) 592-7200 Ken Dennard, DRG&E (713) 529-6600

THE MEN’S WEARHOUSE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited)
FOR THE THREE MONTHS ENDED
October 28, 2006 AND October 29, 2005
(In thousands, except per share data)

	Three Months Ended
		% of		% of
	2006	Sales	2005	Sales

Net sales	$430,068	100.00%	$392,695	100.00%
Cost of goods sold, including buying, distribution and occupancy costs	244,690	56.90%	234,866	59.81%

Gross margin	185,378	43.10%	157,829	40.19%

Selling, general and administrative expenses	136,610	31.76%	123,380	31.42%

Operating income	48,768	11.34%	34,449	8.77%

Interest income	(2,461)	(0.57%)	(557)	(0.14%)
Interest expense	2,346	0.55%	1,428	0.36%

Earnings before income taxes	48,883	11.37%	33,578	8.55%

Provision for income taxes	17,109	3.98%	9,499	2.42%

Net earnings	$31,774	7.39%	$24,079	6.13%

Net earnings per share:
Basic	$0.60		$0.45

Diluted	$0.58		$0.44

Weighted average common shares outstanding:
Basic	53,098		53,661

Diluted	54,903		54,971

THE MEN’S WEARHOUSE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited)
FOR THE NINE MONTHS ENDED
October 28, 2006 AND October 29, 2005
(In thousands, except per share data)

	Nine Months Ended
		% of		% of
	2006	Sales	2005	Sales

Net sales	$1,325,219	100.00%	$1,227,920	100.00%
Cost of goods sold, including buying, distribution and occupancy costs	757,889	57.19%	736,012	59.94%

Gross margin	567,330	42.81%	491,908	40.06%

Selling, general and administrative expenses	416,580	31.43%	382,181	31.12%

Operating income	150,750	11.38%	109,727	8.94%

Interest income	(7,249)	(0.55%)	(2,122)	(0.17%)
Interest expense	6,826	0.52%	4,427	0.36%

Earnings before income taxes	151,173	11.41%	107,422	8.75%

Provision for income taxes	54,922	4.14%	36,253	2.95%

Net earnings	$96,251	7.26%	$71,169	5.80%

Net earnings per share:
Basic	$1.81		$1.32

Diluted	$1.76		$1.28

Weighted average common shares outstanding:
Basic	53,163		54,050

Diluted	54,715		55,765

THE MEN’S WEARHOUSE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (In thousands) (Unaudited)

	October 28,	October 29,
	2006	2005
ASSETS
Current assets:
Cash and cash equivalents	$75,093	$27,645
Short-term investments	180,275	69,925
Inventories	481,885	465,719
Other current assets	53,835	48,396

Total current assets	791,088	611,685
Property and equipment, net	277,510	269,629
Goodwill	58,261	57,020
Other assets, net	71,586	60,764

Total assets	$1,198,445	$999,098

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities	$218,495	$228,381
Long-term debt	207,310	130,000
Deferred taxes and other liabilities	49,216	50,446
Shareholders’ equity	723,424	590,271

Total liabilities and equity	$1,198,445	$999,098

THE MEN’S WEARHOUSE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
FOR THE NINE MONTHS ENDED
October 28, 2006 AND October 29, 2005
(In thousands)

	Nine Months Ended
	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings	$96,251	$71,169
Non-cash adjustments to net earnings:
Depreciation and amortization	45,191	46,719
Other	17,398	12,251
Changes in assets and liabilities	(108,027)	(77,996)

Net cash provided by operating activities	50,813	52,143

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(47,552)	(52,109)
Purchases of available-for-sale investments	(197,920)	(99,000)
Proceeds from sales of available-for-sale investments	80,420	29,075
Other	(913)	(69)

Net cash used in investing activities	(165,965)	(122,103)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash dividends paid	(8,072)	—
Proceeds from issuance of common stock	7,583	22,192
Purchase of treasury stock	(11,512)	(90,280)
Other	1,161	—

Net cash used in financing activities	(10,840)	(68,088)

Effect of exchange rate changes	859	685

DECREASE IN CASH AND CASH EQUIVALENTS	(125,133)	(137,363)
Balance at beginning of period	200,226	165,008

Balance at end of period	$75,093	$27,645

THE MEN’S WEARHOUSE, INC. AND SUBSIDIARIES
UNAUDITED NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(A Non-GAAP Financial Measure)
(In thousands, except per share amounts)
Use of Non-GAAP Financial Measures
We have provided non-GAAP adjusted earnings per share information. This non-GAAP financial information is provided to enhance the user’s overall understanding of the company’s current financial performance. Specifically, we believe the non-GAAP adjusted results provide useful information to both management and investors by excluding certain expense items that we believe are not indicative of our core operating results. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. The following are the reconciliations of this non-GAAP information. Due to the effect of rounding, the sum of the individual per share amounts may not equal the total shown.
Non-GAAP Financial Measures (in thousands, except per share information)

	Three Months Ended April 30, 2005
		(1)	NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$411,649	$(1,006)	$410,643
Cost of goods sold, including buying, distribution and occupancy costs	245,866	(1,631)	244,235

Gross margin	165,783	625	166,408
Selling, general and administrative expenses	128,909	(4,036)	124,873

Operating Income	36,874	4,661	41,535
Interest income	(794)	—	(794)
Interest expense	1,487	—	1,487

Earnings before income taxes	36,181	4,661	40,842
Provision for income taxes	13,477	1,736	15,213

Net earnings	$22,704	$2,925	$25,629

Net earnings per diluted share	$0.41	$0.05	$0.46

Weighted average diluted common shares outstanding	55,834		55,834

(1) The net earnings adjustments are as follows:
a.	$2.886 million, net of tax, or $.05 diluted earnings per share in net losses from the Eddie Rodriguez stores and

b.	$39 thousand, net of tax, related to stock based compensation.

Non-GAAP Financial Measures (continued)

	Three Months Ended June 30, 2005
		(1)	NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$423,576	$(785)	$422,791
Cost of goods sold, including buying, distribution and occupancy costs	255,280	(3,485)	251,795

Gross margin	168,296	2,700	170,996
Selling, general and administrative expenses	129,892	(3,495)	126,397

Operating Income	38,404	6,195	44,599
Interest income	(771)	—	(771)
Interest expense	1,512	—	1,512

Earnings before income taxes	37,663	6,195	43,858
Provision for income taxes	13,277	2,183	15,460

Net earnings	$24,386	$4,012	$28,398

Net earnings per diluted share	$0.43	$0.07	$0.50

Weighted average diluted common shares outstanding	56,490		56,490

	Three Months Ended October 29, 2005
		(2)	NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$392,695	$—	$392,695
Cost of goods sold, including buying, distribution and occupancy costs	234,866	—	234,866

Gross margin	157,829	—	157,829
Selling, general and administrative expenses	123,380	(928)	122,452

Operating Income	34,449	928	35,377
Interest income	(557)	—	(557)
Interest expense	1,428	—	1,428

Earnings before income taxes	33,578	928	34,506
Provision for income taxes	9,499	2,278	11,777

Net earnings	$24,079	$(1,350)	$22,729

Net earnings per diluted share	$0.44	$(0.02)	$0.41

Weighted average diluted common shares outstanding	54,971		54,971

(1) The net earnings adjustments are as follows:
a.	$3.379 million, net of tax, or $0.06 diluted earnings per share in net losses from the Eddie Rodriguez stores and

b.	$633 thousand, net of tax, or $0.01 diluted earnings per share related to stock based compensation.
(2) The net earnings adjustments are as follows:
a.	$666 thousand, net of tax, or $0.01 diluted earnings per share related to stock based compensation and

b.	($2.016) million or ($0.04) diluted earnings per share in discrete tax items.

Non-GAAP Financial Measures (continued)

	Three Months Ended January 28, 2006
		(1)	NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$496,978	$—	$496,978
Cost of goods sold, including buying, distribution and occupancy costs	291,751	—	291,751

Gross margin	205,227	—	205,227
Selling, general and administrative expenses	149,658	(939)	148,719

Operating Income	55,569	939	56,508
Interest income	(1,158)	—	(1,158)
Interest expense	1,461	—	1,461

Earnings before income taxes	55,266	939	56,205
Provision for income taxes	22,532	(2,631)	19,901

Net earnings	$32,734	$3,570	$36,304

Net earnings per diluted share	$0.60	$0.07	$0.67

Weighted average diluted common shares outstanding	54,166		54,166

	Twelve Months Ended January 28, 2006
		(2)	NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$1,724,898	$(1,791)	$1,723,107
Cost of goods sold, including buying, distribution and occupancy costs	1,027,763	(5,116)	1,022,647

Gross margin	697,135	3,325	700,460
Selling, general and administrative expenses	531,839	(9,398)	522,441

Operating Income	165,296	12,723	178,019
Interest income	(3,280)	—	(3,280)
Interest expense	5,888	—	5,888

Earnings before income taxes	162,688	12,723	175,411
Provision for income taxes	58,785	3,566	62,351

Net earnings	$103,903	$9,157	$113,060

Net earnings per diluted share	$1.88	$0.17	$2.04

Weighted average diluted common shares outstanding	55,365		55,365

(1) The net earnings adjustments are as follows:
a.	$556 thousand, net of tax, or $0.01 diluted earnings per share related to stock based compensation

b.	($898) thousand or ($0.02) diluted earnings per share in discrete tax items and

c.	$3.912 million or $0.07 diluted earnings per share in foreign earnings repatriation tax expense.
(2) The net earnings adjustments are as follows:
a.	$6.265 million, net of tax, or $0.11 diluted earnings per share in net losses from the Eddie Rodriguez stores

b.	$1.894 million, net of tax, or $0.03 diluted earnings per share related to stock based compensation

c.	($2.914) million or ($0.05) diluted earnings per share in discrete tax items and

d.	$3.912 million or $0.07 diluted earnings per share in foreign earnings repatriation tax expense.

Non-GAAP Financial Measures (continued)

	Three Months Ended April 29, 2006
		(1)	NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$434,564	$—	$434,564
Cost of goods sold, including buying, distribution and occupancy costs	251,735	(143)	251,592

Gross margin	182,829	143	182,972
Selling, general and administrative expenses	136,441	(1,485)	134,956

Operating Income	46,388	1,628	48,016
Interest income	(1,995)	—	(1,995)
Interest expense	2,191	—	2,191

Earnings before income taxes	46,192	1,628	47,820
Provision for income taxes	17,336	611	17,947

Net earnings	$28,856	$1,017	$29,873

Net earnings per diluted share	$0.53	$0.02	$0.55

Weighted average diluted common shares outstanding	54,719		54,719

(1)	The adjustments are related to stock based compensation.

	Three Months Ended July 29, 2006
		(2)	NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$460,587	$—	$460,587
Cost of goods sold, including buying, distribution and occupancy costs	261,464	(178)	261,286

Gross margin	199,123	178	199,301
Selling, general and administrative expenses	143,529	(1,542)	141,987

Operating Income	55,594	1,720	57,314
Interest income	(2,793)	—	(2,793)
Interest expense	2,289	—	2,289

Earnings before income taxes	56,098	1,720	57,818
Provision for income taxes	20,477	628	21,105

Net earnings	$35,621	$1,092	$36,713

Net earnings per diluted share	$0.65	$0.02	$0.67

Weighted average diluted common shares outstanding	54,524		54,524

(2)	The adjustments are related to stock based compensation.

Non-GAAP Financial Measures (continued)

	Three Months Ended October 28, 2006
		(1)	NON-GAAP
	GAAP	NON-GAAP	Adjusted
	Results	Adjustments	Results
Net sales	$430,068	$—	$430,068
Cost of goods sold, including buying, distribution and occupancy costs	244,690	(178)	244,512

Gross margin	185,378	178	185,556
Selling, general and administrative expenses	136,610	(1,613)	134,997

Operating Income	48,768	1,791	50,559
Interest income	(2,461)	—	(2,461)
Interest expense	2,346	—	2,346

Earnings before income taxes	48,883	1,791	50,674
Provision for income taxes	17,109	627	17,736

Net earnings	$31,774	$1,164	$32,938

Net earnings per diluted share	$0.58	$0.02	$0.60

Weighted average diluted common shares outstanding	54,903		54,903

(1)	The adjustments are related to stock based compensation.